                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K/A


                                 CURRENT REPORT


     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) JUNE 14, 1999



                               USA TALKS.COM, INC.

               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

           NEVADA                     33-2474-LA                 93-0915593
----------------------------   ------------------------     -------------------
(STATE OR OTHER JURISDICTION   (COMMISSION FILE NUMBER)       (IRS EMPLOYER
      OF INCORPORATION)                                     IDENTIFICATION NO.)

                          4180 LA JOLLA VILLAGE DRIVE,
                          SUITE 570, LA JOLLA, CA 92037
                        (ADDRESS OF PRINCIPAL (ZIP CODE)
                          EXECUTIVE OFFICES)

        REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE (619) 546-0550


                                 NOT APPLICABLE

          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

ITEM 7.   Financial Statements And Exhibits


          Pro forma financial information.

USA TALKS.COM, INC.
(A DEVELOPMENT STAGE COMPANY)
CONSOLIDATED BALANCE SHEET

                                                                USA TALKS.COM    TRISERVE COMM.         COMBINED
                                                                 MAY 31, 1999     MAY 31, 1999        MAY 31, 1999
                                                                 ------------     ------------        ------------
                                                                 (UNAUDITED)       (UNAUDITED)         (UNAUDITED)
                                     ASSETS
Current assets:
      Cash and cash equivalents                                  $    141,553        $  40,862        $    182,415
      Note receivable - related party                                 140,000                -             140,000
      Prepaid expenses and other current assets                       790,235           22,526             812,761
                                                                 ------------        ---------        ------------
          Total current assets                                   $  1,071,788        $  63,388        $  1,135,176

Furniture and equipment, net                                        8,123,750           46,931           8,170,681
Other assets                                                          900,000                -             900,000
Intangibles, net                                                            -                -                   0
                                                                 ------------        ---------        ------------
          Total assets                                           $ 10,095,538        $ 110,319        $ 10,205,857
                                                                 ------------        ---------        ------------
                                                                 ------------        ---------        ------------

                      LIABILITIES AND SHAREHOLDERS' EQUITY
Current liabilities:
      Accounts payable                                           $  4,247,483        $  82,552        $  4,330,035
      Note payable - related party                                      1,430                -               1,430
      Contract payable                                                      -                -                   0
      Accrued expenses                                                 91,542                -              91,542
      Convertible promissory notes                                  1,135,000                -           1,135,000
      Notes payable                                                   100,000                -             100,000
                                                                 ------------        ---------        ------------
          Total current liabilities                              $  5,575,455        $  82,552        $  5,658,007
                                                                 ------------        ---------        ------------

Shareholders' equity:
      Common stock, $0.001 par value, 400,000,000 shares
          authorized, 76,763,000 (unaudited) shares issued
          for USA Talks.com only and 81,863,000 (unaudited)
          shares issued on a combined basis                      $     76,763        $   5,100        $     81,863
      Additional paid-in capital                                   20,730,574           89,049          20,819,623
      Deficit accumulated during development stage                (16,287,254)         (66,382)        (16,353,636)
                                                                 ------------        ---------        ------------
          Total shareholders' equity                             $  4,520,083        $  27,767        $  4,547,850
                                                                 ------------        ---------        ------------
          Total liabilities and shareholders' equity             $ 10,095,538        $ 110,319        $ 10,205,857
                                                                 ------------        ---------        ------------
                                                                 ------------        ---------        ------------

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                               USA TALKS.com, Inc.


Date:  August 30, 1999               By: /s/ Jack C. Alexander
                                         ------------------------------
                                         Jack C. Alexander
                                         Chief Financial Officer